UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2026 Date of Report (Date of earliest event reported)

Exzeo Group, Inc.

(Exact name of Registrant as specified in its charter)

Florida	001-42937	85-2578837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Century Park Drive
Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

813 776-1000 (Registrant's telephone number including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	XZO	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On February 25 2026, Exzeo Group, Inc. ("Exzeo") issued a press release announcing its financial results for the year ended December 31, 2025. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report in Form 8-K.

Exzeo plans to host an earnings conference call on February 25, 2026 at 5:45 Eastern Time, during which members of executive management, including our Chief Executive Officer, President, and Chief Financial Officer will discuss the results.

Interested parties can listen to the live presentation by dialing the number below or by clicking the listen-only webcast link available here or on the company's Investor Relations website at investors.exzeo.com.

Date: Wednesday, February 25, 2026

Time: 5:45 p.m. Eastern Time (2:45 p.m. Pacific Time)

Toll-Free listen only number: (800) 715-9871

International listen-only number: (646) 307-1963

Conference ID: 2747849

Webcast Link

Please call the conference telephone number 10 minutes before the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at 949-574-3860.

A replay of the call will be available after 8:00 p.m. Eastern Time on the same day as the call on the Company's Investor Relations website at investors.exzeo.com.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release Dated February 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exzeo Group, Inc.

Date:	February 25, 2026	By:	/s/ Suela Bulku
Suela Bulku Chief Financial Officer